Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 7,783.31
Total Transaction Valuation	50,838,066.35
Total Offset Amount	0
Net Fee	$ 7,783.31